                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of 500,000 shares of Dresser Industries, Inc. Common Stock, par value $0.25, which may be offered or sold from time to time pursuant to the Dresser Industries, Inc. Automatic Dividend Reinvestment
Plan: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 21st day of March, 1996.

                                       /S/ LAWRENCE S. EAGLEBURGER
                                       __________________________________
                                       Lawrence S. Eagleburger
                                       Director

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of 500,000 shares of Dresser Industries, Inc. Common Stock, par value $0.25, which may be offered or sold from time to time pursuant to the Dresser Industries, Inc. Automatic Dividend Reinvestment
Plan: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 21st day of March, 1996.


                                       /S/ JAY A. PRECOURT
                                       __________________________________
                                       Jay A. Precourt
                                       Director

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of 500,000 shares of Dresser Industries, Inc. Common Stock, par value $0.25, which may be offered or sold from time to time pursuant to the Dresser Industries, Inc. Automatic Dividend Reinvestment
Plan: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 21st day of March, 1996.


                                       /S/ RICHARD W. VIESER
                                       __________________________________
                                       Richard W. Vieser
                                       Director

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of 500,000 shares of Dresser Industries, Inc. Common Stock, par value $0.25, which may be offered or sold from time to time pursuant to the Dresser Industries, Inc. Automatic Dividend Reinvestment
Plan: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 21st day of March, 1996.


                                       /S/ LIONEL H. OLMER
                                       __________________________________
                                       Lionel H. Olmer
                                       Director

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of 500,000 shares of Dresser Industries, Inc. Common Stock, par value $0.25, which may be offered or sold from time to time pursuant to the Dresser Industries, Inc. Automatic Dividend Reinvestment
Plan: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 21st day of March, 1996.


                                       /S/ SAMUEL B. CASEY, JR.
                                       __________________________________
                                       Samuel B. Casey, Jr.
                                       Director

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, her true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for her and in her name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of 500,000 shares of Dresser Industries, Inc. Common Stock, par value $0.25, which may be offered or sold from time to time pursuant to the Dresser Industries, Inc. Automatic Dividend Reinvestment
Plan: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as she might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set her hand this 21st day of March, 1996.


                                       /S/ SYLVIA A. EARLE
                                       __________________________________
                                       Sylvia A. Earle, Ph.D.
                                       Director

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of 500,000 shares of Dresser Industries, Inc. Common Stock, par value $0.25, which may be offered or sold from time to time pursuant to the Dresser Industries, Inc. Automatic Dividend Reinvestment
Plan: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 21st day of March, 1996.


                                       /S/ RAY L. HUNT
                                       __________________________________
                                       Ray L. Hunt
                                       Director

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of 500,000 shares of Dresser Industries, Inc. Common Stock, par value $0.25, which may be offered or sold from time to time pursuant to the Dresser Industries, Inc. Automatic Dividend Reinvestment
Plan: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 21st day of March, 1996.


                                       /S/ JOHN A. GAVIN
                                       __________________________________
                                       John A. Gavin
                                       Director

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of 500,000 shares of Dresser Industries, Inc. Common Stock, par value $0.25, which may be offered or sold from time to time pursuant to the Dresser Industries, Inc. Automatic Dividend Reinvestment
Plan: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 21st day of March, 1996.


                                       /S/ J. LANDIS MARTIN
                                       __________________________________
                                       J. Landis Martin
                                       Director

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of 500,000 shares of Dresser Industries, Inc. Common Stock, par value $0.25, which may be offered or sold from time to time pursuant to the Dresser Industries, Inc. Automatic Dividend Reinvestment
Plan: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 21st day of March, 1996.


                                       /S/ RAWLES FULGHAM
                                       __________________________________
                                       Rawles Fulgham
                                       Director

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of 500,000 shares of Dresser Industries, Inc. Common Stock, par value $0.25, which may be offered or sold from time to time pursuant to the Dresser Industries, Inc. Automatic Dividend Reinvestment
Plan: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 21st day of March, 1996.


                                       /S/ JOHN J. MURPHY
                                       __________________________________
                                       John J. Murphy
                                       Chairman of the Board and Director

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of 500,000 shares of Dresser Industries, Inc. Common Stock, par value $0.25, which may be offered or sold from time to time pursuant to the Dresser Industries, Inc. Automatic Dividend Reinvestment
Plan: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 21st day of March, 1996.


                                       /S/ B.D. ST. JOHN
                                       _______________________________________
                                       B.D. St. John
                                       Vice Chairman of the Board and Director

                             POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that the undersigned Director and/or officer of DRESSER INDUSTRIES, INC., a Delaware corporation (the "Company"), hereby constitutes and appoints REBECCA R. MORRIS and ALICE A. HINDS and each or either of them, his true and lawful attorney-in-fact and agent, with full power of substitution and re-substitution, for him and in his name, place and stead, in any and all capacities, to sign, execute and file with the Securities and Exchange Commission any and all documents referred to below relating to the registration of 500,000 shares of Dresser Industries, Inc. Common Stock, par value $0.25, which may be offered or sold from time to time pursuant to the Dresser Industries, Inc. Automatic Dividend Reinvestment
Plan: a Registration Statement on Form S-3 under the Securities Act of 1933, as amended, and any amendments thereto with all exhibits, and any and all documents required to be filed with respect thereto, granting unto said attorneys-in-fact and agents, and each or either of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents, and each or either of them, or substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

     IN WITNESS WHEREOF, the undersigned Director and/or officer of the Company has hereunto set his hand this 21st day of March, 1996.


                                       /S/ WILLIAM E. BRADFORD
                                       ____________________________________
                                       William E. Bradford
                                       Chief Executive Officer and Director